UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 17, 2026
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers and Compensatory Arrangements of Certain Officers

On June 17, 2026, the Alaska Air Group, Inc. (“AAG”) Board of Directors elected Shane Tackett president of Alaska Airlines, Inc. effective June 29, 2026. Mr. Tackett will continue in his capacity as chief financial officer (“CFO”) of AAG and Alaska Airlines. As president and CFO, Mr. Tackett will assume responsibility for Alaska Airlines’ commercial division, led by executive vice president and chief commercial officer Andrew Harrison. A copy of the press release announcing this election and related organization changes is attached as Exhibit 99.1 and is incorporated by reference.

Mr. Tackett, age 48, has served as AAG’s and Alaska Airlines’ executive vice president and chief financial officer since 2020. Mr. Tackett first became an officer of the Company in 2011, when he was elected vice president of Labor Relations. In his 25 years at Alaska Airlines Mr. Tackett has held various leadership positions across finance, revenue management, labor relations, e-commerce and strategy. Mr. Tackett sits on AAG’s management executive committee.

There are no arrangements or understandings between Mr. Tackett and any other person pursuant to which Mr. Tackett was elected to serve as president. There are no family relationships between Mr. Tackett and any director or executive officer of the Company, and he has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Compensation Arrangement with Mr. Tackett

On June 17th, 2026, in connection with Mr. Tackett’s election as president, the Compensation and Leadership Development Committee of the AAG Board of Directors approved an increase in his annual base salary from $659,813 to $692,804 and in his target annual cash incentive opportunity under AAG’s Performance Based Pay Plan from 100% of base salary to 105% of base salary.

The Committee also set Mr. Tackett’s long-term incentive award target under AAG’s 2016 Performance Incentive Plan at $3,000,000 (he received an annual equity award with grant date value of $2,700,000 in February 2026). The Committee will determine the specific value of Mr. Tackett’s equity grant as part of its annual officer compensation review in February 2027.

ITEM 7.01. Regulation FD Disclosure

On June 17, 2026, the Company issued a press release announcing the Mr. Tackett’s election to president effective June 29, 2026. The press release is furnished as Exhibit 99.1.

ITEM 9.01.  Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99.1	Press release dated June 17, 2026
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: June 17, 2026

/s/ KYLE B. LEVINE
Kyle B. Levine
Executive Vice President Corporate & Public Affairs
Chief Legal Officer and Corporate Secretary